SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2001

WOMEN FIRST HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26487	13-3919601
(State or other jurisdiction of	(Commission file Number)	(I.R.S. Employer Identification No.)
incorporation)

5355 Mira Sorrento Place, Suite 700
San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 509 –1171

12220 El Camino Real, Suite 400
San Diego, CA 92130

Former Name or Former Address, if Changed Since Last Report

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT 23.1
EXHIBIT 99.1

     Women First HealthCare, Inc. a Delaware corporation (the “Company”), hereby amends the following Item of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on July 3, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following financial statements required by Item 7 with respect to the Company’s acquisition to the exclusive U.S. rights and title to Midrin®, a prescription headache management product, from Elan Pharma International Limited and Elan Pharmaceuticals, Inc. are filed as part of this report:

     (a)  Financial Statements of Businesses Acquired

     The statement of revenues and direct expenses for the Midrin® product of Elan Pharmaceuticals, Inc. for the period from January 1, 2001 through June 29, 2001 is filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

     (b)  Pro Forma Financial Information

     Pro Forma financial statements are not included herein pursuant to Rule 11-02(c) of Regulation S-X. For balance sheets and statements of operations reflecting the transaction, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2003.

     (c)  Exhibits

Exhibit 2.1(1)	Midrin® Asset and Inventory Purchase Agreement dated as of June 29, 2001 by and among Women First HealthCare, Inc., Elan Pharma International Limited and Elan Pharmaceuticals, Inc.*

Exhibit 10.1(1)	Securities Purchase Agreement dated June 29, 2001 among Women First HealthCare, Inc., Elan International Services, Ltd., and Elan Pharma International Limited.

Exhibit 10.2(1)	Convertible Secured Promissory Note dated June 29, 2001.

Exhibit 10.3(1)	Registration Rights Agreement dated June 29, 2001 by and among Women First HealthCare, Inc., Elan International Services, Ltd., and Elan Pharma International Limited.

Exhibit 23.1	Independent Auditors’ Consent, KPMG.

Exhibit 99.1	Midrin® Product of Elan Pharmaceuticals, Inc. (a Subsidiary of Elan Corporation, plc) Statement of Revenues and Direct Expenses for the Period from January 1, 2001 through June 29, 2001 (with Independent Auditors’ Report Thereon).

(1)  Incorporated by reference to the Company’s Consent Report on Form 8-K filed July 3, 2001.

*     Women First has been granted confidential treatment with respect to portions of this exhibit.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2004

WOMEN FIRST HEALTHCARE, INC.

By:	/s/ Richard Vincent

Richard Vincent
Vice President and
Chief Financial Officer